EXHIBIT 10.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATES. THIS NOTE HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

8% SHORT TERM PROMISSORY NOTE

DUE AUGUST 30, 2024

DATED JUNE 25, 2024

US $150,000

FOR VALUE RECEIVED, Catheter Precision, Inc., a Delaware corporation (the “Company”), promises to pay to the order of FATBOY CAPITAL LP (the “Holder”), or his assigns, the aggregate principal sum of ONE HUNDRED FIFTY THOUSAND DOLLARS and 00/100 ($150,000) United States Dollars, together with interest on the unpaid principal balance of this Short Term Promissory Note (this “Note”) at a rate equal to EIGHT PERCENT (8%) (computed on the basis of a 30-day month and a 360-day year) per annum (the “Interest Rate”). Interest shall accrue from the date hereof and shall continue to accrue on the outstanding principal balance of this Note until paid in full (such unpaid principal balance is referred to as the “Outstanding Balance”). Except as expressly provided herein, all payments of principal and interest by the Company under this Note shall be made in United States Dollars in immediately available funds to an account specified by the Holder.

In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Company, then such excess sum shall be credited by the Holder as a payment of principal.

1. Transfer. This Note is transferable and assignable by the Holder only to any Person approved, in writing, by the Company, provided, however, no approval shall be required in connection with any transfer or assignment of this Note to an Affiliate of the Holder in compliance with applicable securities laws. Upon such approval, the Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such transfers and assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement Note if this Note is lost, stolen, mutilated or destroyed.

2. Term. To the extent not previously paid prior to AUGUST 30, 2024 (the “Maturity Date”), the Company will repay the entire Outstanding Balance, plus all interest accrued thereon, on the Maturity Date.

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3. Payment of Principal and Interest; Prepayment.

(a) Interest on this Note shall accrue from the date hereof and shall be payable, in arrears, and with the Principal then outstanding, on the Maturity Date, unless prepaid pursuant to Section 3(b) hereof.

(b) Prior to the Maturity Date, the Company may pay all or any portion of the principal amount and/or all or any accrued but unpaid interest on this Note without the prior written consent of the Holder.

4. (Reserved.)

5. Representation and Warranties of the Company. The Company hereby represents and warrants to Holder that:

(a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted.

(b) Corporate Power. The Company has all requisite legal and corporate power to enter into, execute and deliver the Note. The Note is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, usury or other laws of general application relating to or affecting enforcement of creditors’ rights and the rules or laws governing specific performance, injunctive relief or other equitable remedies.

(c) Authorization. All corporate and legal action on the part of the Company, its shareholders, directors and officers necessary for the sale and issuance of the Note, and the Company’s performance of its obligations under the Note, have been taken.

6. Representations and Warranties of the Holder. Holder hereby represents and warrants to the Company that:

(a) Authorization. The Holder has full power and authority to enter into this Agreement. This Note, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) Purchase for Own Account. This Note will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

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(c) Disclosure of Information. The Holder has received or has had full access to all the information the Holder considers necessary or appropriate to make an informed investment decision with respect to this Note. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder had access.

(d) Investment Experience. The Holder understands that the purchase of this Note involves substantial risk. The Holder (i) has experience as an investor in securities of companies in the development stage and acknowledges that the Holder is able to fend for himself, can bear the economic risk of the Holder’s investment in the Note and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of this investment in the Note and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and its managers and members of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons. THE PURCHASE OF THIS NOTE INVOLVES A HIGH DEGREE OF RISK TO THE HOLDER AND SHOULD NOT BE PURCHASED UNLESS THE HOLDER CAN AFFORD TO LOSE HIS ENTIRE INVESTMENT

(e) Accredited Investor Status. The Holder is (a) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and (b) a sophisticated investor with adequate investment experience and opportunities to have discussions concerning the Company’s business, management, financial affairs and the terms and conditions of the offering of the Note with the Company’s management.

(f) Restricted Securities. The Holder understands that the Note is a restricted security under the Securities Act and Rule 144 promulgated thereunder inasmuch as it was acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder understands that the Company is under no obligation to register the Note.

(g) No Solicitation. At no time was the Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

7. Events of Default.

(a) Events of Default. Each of the following defaults shall constitute an “Event of Default” if such default is not cured during such period of time as is specified below (or if no period of time is specified below, immediately upon such default) after the Holder has given the Company written notice of such default; provided, however, that no such notice shall be required for an Event of Default pursuant to Sections 7(a)(i), 7(a)(iii) and 7(a)(iv) below:

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(i) the failure of the Company to pay principal, interest or other amounts owing, if any, under this Note when due;

(ii) unless waived by the Holder, the Company’s material breach of any representations or warranties of the Company under this Note which breach is not cured by the Company within ten (10) days of notice thereof from the Holder;

(iii) if the Company shall (1) make a determination to discontinue its business, (2) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (3) admit in writing its inability to pay its debts, (4) make a general assignment for the benefit of creditors, or (5) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; or

(iv) if there shall be filed against the Company an involuntary petition seeking reorganization of the Company or the appointment of a receiver, trustee, custodian or liquidator of the Company or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an “Involuntary Petition”) and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed.

(b) Acceleration Upon Event of Default. Upon each and every such Event of Default pursuant to Sections 7(a)(i) and 7(a)(ii) (subject to cure), this Note and any and all indebtedness of the Company to the Holder under this Note shall immediately become due and payable, and upon an Event of Default pursuant to each of the other subsections under Section 7(a) above, and at any time thereafter during the continuance of such Event of Default, at the election of the Holder, this Note and any and all indebtedness of the Company to Holder under this Note shall immediately become due and payable both as to principal and interest (including any accrued and unpaid interest thereon), without presentment, demand, or protest, all of which are hereby expressly waived, anything contained herein or other evidence of such indebtedness to the contrary notwithstanding.

(c) Other Remedies. In case any one or more Events of Default shall occur and be continuing, whether or not any acceleration of the Note shall have occurred, the Holder may, among other things, proceed to protect and enforce Holder’s rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law. The Holder shall have a full right of offset for any amounts due upon such an Event of Default against any amounts payable by the Holder to the Company. No right conferred upon the Holder hereby shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

8. Miscellaneous.

(a) The titles, captions and headings of this Note are included for ease of reference only and will be disregarded in interpreting or construing this Note. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Note.

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(b) All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holder at the place as may be designated by a Holder in writing to the Company, and to the Company at its principal place of business, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 8. A party may change or supplement the addresses given below, or designate additional addresses, for purposes of this section by giving the other party written notice of the new address in the manner set forth above.

(c) No delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Note, shall impair any such right, power or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring or any waiver of any other breach or default theretofore or thereafter occurring. The acceptance at any time by the Holder of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. Any waiver, permit, consent or approval of any kind or character on the part of the Holder of any breach of default under this Note or any waiver on the part of the Holder of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Note, or by law or otherwise afforded to the Holder shall be cumulative and not alternative.

(d) This Note may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Counterparts may be signed by means of electronic communications including but not limited to DocuSign.

(e) If any paragraph, provision or clause of this Note shall be found or be held to be illegal, invalid or unenforceable, the remainder of this Note shall be valid and enforceable and the parties shall use good faith to negotiate a substitute, valid and enforceable provision that most nearly effects the parties’ intent in entering into this Note.

(f) The Company hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.

(g) The Holder shall not be deemed, by any act or omission, to have waived any of the Holder’s rights or remedies hereunder unless such waiver is in writing and signed by the Holder and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of the Holder to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the Holder of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

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(h) Each party hereto shall be responsible for the fees and disbursements of attorneys, accountants, consultants and any other representative or agent retained by such party in regard to this Agreement.

(i) Any term of this Note may be amended, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

(j) This Note shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws. Any action, claim or proceeding under this Note shall be commenced exclusively in the courts of the State of South Carolina sitting in the County of York, or the United States District Court for the District of South Carolina.

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IN WITNESS WHEREOF, the Company and the Holder have executed this Note as of the date first above written.

CATHETER PRECISION, INC.

By:	/s/ Margrit Thomassen
Margrit Thomassen Interim Chief Financial Officer

HOLDER:

FatBoy Capital LP

/s/ David A. Jenkins

By:	David A. Jenkins
Its:	Managing Member of General Partner, SeaCap Management, LLC

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